                                                                     Exhibit d.4

                            AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES M

                         PAR VALUE $0.00001 PER SHARE
                   $25,000 Liquidation Preference per Share

Number
------
  1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72201B 20 0
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS


                        PIMCO CORPORATE OPPORTUNITY FUND
                                SHARE CERTIFICATE




     This certifies that Cede & Co. is the owner of four thousand five hundred and twenty (4,520) fully paid and non-assessable Auction Market Preferred Share(s) of Beneficial Interest, Series M, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Corporate Opportunity Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of September 13, 2002, establishing PIMCO Corporate Opportunity Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of PIMCO Corporate Opportunity Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
 Deutsche Bank Trust Company Americas
 (New York, New York)
 Transfer Agent and Registrar

BY:


_______________________    _____________________    ____________________
Authorized Signature             Treasurer                President

--------------------------------------------------------------------------------
Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
--------------------------------------------------------------------------------

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.


Abbreviation          Equivalent                                        Abbreviation               Equivalent
------------          ----------                                        ------------               ----------
JT TEN                As joint tenants, with rights of                  TEN IN COM                 As tenants in common
                      survivorship and not as tenants in common         TEN BY ENT                 As tenants by the entireties
                                                                        UNIF TRANSFERS MIN ACT     Uniform Transfers to Minors Act

Abbreviation          Equivalent                                        Abbreviation               Equivalent
------------          ----------                                        -------------              ----------
ADM                   Administrator(s)                                  FDN                        Foundation
                      Administratrix                                    PL                         Public Law
AGMT                  Agreement                                         TR                         (As) trustee(s) for, of
CUST                  Custodian for                                     UA                         Under Agreement
EST                   Estate, Of estate of                              UW                         Under will of, Of will of,
EX                    Executor(s), Executrix                                                       Under last will & testament
FBO                   For the benefit of

    Additional abbreviations may also be used though not in the above list.

                                 TRANSFER FORM
                                 -------------

     For value received, ________________ hereby sell, assign and transfer unto:
                              (I/We)

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________    ____________________________________________________________
                             Please Print or Typewrite Name and Address
                               (including postal Zip Code of Assignee)

________________________________________________________________________________

________________________________________________________________________________

     ________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________,  _______
                                          Signature(s)_________________________

Signature Guaranteed By                   (The signature of this assignment must
                                          correspond exactly with the name as
                                          written upon the face of this
                                          Certificate in every particular,
                                          without alteration or enlargement or
                                          any change whatsoever. If more than
                                          one owner, all must sign.)

___________________________________
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                               IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

--------------------------------------------------------------------------------
This certificate is issued subject to the provisions restricting transfers of the Auction Market Preferred Shares of Beneficial Interest, Series M,
contained in the Second Amended and Restated Bylaws of PIMCO Corporate Opportunity Fund.
--------------------------------------------------------------------------------

                            AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES T

                         PAR VALUE $0.00001 PER SHARE
                   $25,000 Liquidation Preference per Share

Number
------
  1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72201B 30 9
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS


                        PIMCO CORPORATE OPPORTUNITY FUND
                               SHARE CERTIFICATE


     This certifies that Cede & Co. is the owner of four thousand five hundred and twenty (4,520) fully paid and non-assessable Auction Market Preferred Share(s) of Beneficial Interest, Series T, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Corporate Opportunity Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of September 13, 2002, establishing PIMCO Corporate Opportunity Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of PIMCO Corporate Opportunity Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
 Deutsche Bank Trust Company Americas
 (New York, New York)
 Transfer Agent and Registrar

BY:


_______________________    _____________________    _____________________
Authorized Signature             Treasurer                President

--------------------------------------------------------------------------------
Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
--------------------------------------------------------------------------------

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation        Equivalent                                          Abbreviation               Equivalent
------------        ----------                                          ------------               ----------
JT TEN              As joint tenants, with rights of                    TEN IN COM                 As tenants in common
                    survivorship and not as tenants in common           TEN BY ENT                 As tenants by the entireties
                                                                        UNIF TRANSFERS MIN ACT     Uniform Transfers to Minors Act

Abbreviation        Equivalent                                          Abbreviation               Equivalent
------------        ----------                                          ------------               ----------
ADM                 Administrator(s)                                    FDN                        Foundation
                    Administratrix                                      PL                         Public Law
AGMT                Agreement                                           TR                         (As) trustee(s) for, of
CUST                Custodian for                                       UA                         Under Agreement
EST                 Estate, Of estate of                                UW                         Under will of, Of will of,
EX                  Executor(s), Executrix                                                         Under last will & testament
FBO                 For the benefit of

    Additional abbreviations may also be used though not in the above list.


                                 TRANSFER FORM
                                 -------------

     For value received, ________________ hereby sell, assign and transfer unto:
                              (I/We)

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________    ___________________________________________________________
                             Please Print or Typewrite Name and Address
                               (including postal Zip Code of Assignee)

_______________________________________________________________________________

_______________________________________________________________________________

     ________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________, _______
                                          Signature(s)_________________________

Signature Guaranteed By                   (The signature of this assignment must
                                          correspond exactly with the name as
                                          written upon the face of this
                                          Certificate in every particular,
                                          without alteration or enlargement
                                          or any change whatsoever. If more
                                          than one owner, all must sign.)


____________________________________
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)


                               IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

--------------------------------------------------------------------------------
This certificate is issued subject to the provisions restricting transfers of the Auction Market Preferred Shares of Beneficial Interest, Series T,
contained in the Second Amended and Restated Bylaws of PIMCO Corporate Opportunity Fund.
--------------------------------------------------------------------------------

                            AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES W

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72201B 40 8
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS


                        PIMCO CORPORATE OPPORTUNITY FUND
                                SHARE CERTIFICATE





     This certifies that Cede & Co. is the owner of four thousand five hundred and twenty (4,520) fully paid and non-assessable Auction Market Preferred Share(s) of Beneficial Interest, Series W, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Corporate Opportunity Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of September 13, 2002, establishing PIMCO Corporate Opportunity Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of PIMCO Corporate Opportunity Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


_______________________    _____________________    _____________________
Authorized Signature             Treasurer                President

--------------------------------------------------------------------------------
Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
--------------------------------------------------------------------------------

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation        Equivalent                                          Abbreviation               Equivalent
------------        ----------                                          ------------               ----------
JT TEN              As joint tenants, with rights of                    TEN IN COM                 As tenants in common
                    survivorship and not as tenants in common           TEN BY ENT                 As tenants by the entireties
                                                                        UNIF TRANSFERS MIN ACT     Uniform Transfers to Minors Act

Abbreviation        Equivalent                                          Abbreviation               Equivalent
------------        ----------                                          ------------               ----------
ADM                 Administrator(s)                                    FDN                        Foundation
                    Administratrix                                      PL                         Public Law
AGMT                Agreement                                           TR                         (As) trustee(s) for, of
CUST                Custodian for                                       UA                         Under Agreement
EST                 Estate, Of estate of                                UW                         Under will of, Of will of,
EX                  Executor(s), Executrix                                                         Under last will & testament
FBO                 For the benefit of

    Additional abbreviations may also be used though not in the above list.

                                 TRANSFER FORM
                                 -------------

     For value received, ________________ hereby sell, assign and transfer unto:
                              (I/We)

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________    __________________________________________________________
                             Please Print or Typewrite Name and Address
                               (including postal Zip Code of Assignee)

______________________________________________________________________________

______________________________________________________________________________

     ________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________, _______
                                          Signature(s)______________________

Signature Guaranteed By                   (The signature of this assignment must
                                          correspond exactly with the name as
                                          written upon the face of this
                                          Certificate in every particular,
                                          without alteration or enlargement
                                          or any change whatsoever. If more
                                          than one owner, all must sign.)


___________________________________
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

--------------------------------------------------------------------------------
This certificate is issued subject to the provisions restricting transfers of the Auction Market Preferred Shares of Beneficial Interest, Series W,
contained in the Second Amended and Restated Bylaws of PIMCO Corporate Opportunity Fund.
--------------------------------------------------------------------------------

                            AUCTION MARKET PREFERRED
                   SHARE(S) OF BENEFICIAL INTEREST, SERIES TH

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72201B 50 7
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS


                        PIMCO CORPORATE OPPORTUNITY FUND
                                SHARE CERTIFICATE


     This certifies that Cede & Co. is the owner of four thousand five hundred and twenty (4,520) fully paid and non-assessable Auction Market Preferred Share(s) of Beneficial Interest, Series TH, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Corporate Opportunity Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of September 13, 2002, establishing PIMCO Corporate Opportunity Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of PIMCO Corporate Opportunity Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
 Deutsche Bank Trust Company Americas
 (New York, New York)
 Transfer Agent and Registrar

BY:


_______________________    _____________________    ____________________
Authorized Signature             Treasurer                President

--------------------------------------------------------------------------------
Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
--------------------------------------------------------------------------------

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation          Equivalent                                        Abbreviation               Equivalent
------------          ----------                                        ------------               ----------
JT TEN                As joint tenants, with rights of                  TEN IN COM                 As tenants in common
                      survivorship and not as tenants in common         TEN BY ENT                 As tenants by the entireties
                                                                        UNIF TRANSFERS MIN ACT     Uniform Transfers to Minors Act

Abbreviation          Equivalent                                        Abbreviation               Equivalent
------------          ----------                                        ------------               ----------
ADM                   Administrator(s)                                  FDN                        Foundation
                      Administratrix                                    PL                         Public Law
AGMT                  Agreement                                         TR                         (As) trustee(s) for, of
CUST                  Custodian for                                     UA                         Under Agreement
EST                   Estate, Of estate of                              UW                         Under will of, Of will of,
EX                    Executor(s), Executrix                                                       Under last will & testament
FBO                   For the benefit of

    Additional abbreviations may also be used though not in the above list.


                                 TRANSFER FORM
                                 -------------

     For value received, ________________ hereby sell, assign and transfer unto:
                              (I/We)

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________    __________________________________________________________
                             Please Print or Typewrite Name and Address
                               (including postal Zip Code of Assignee)

_______________________________________________________________________________

_______________________________________________________________________________

     ________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________, _______
                                          Signature(s)______________________

Signature Guaranteed By                   (The signature of this assignment must
                                          correspond exactly with the name as
                                          written upon the face of this
                                          Certificate in every particular,
                                          without alteration or enlargement
                                          or any change whatsoever. If more
                                          than one owner, all must sign.)

____________________________________
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                               IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

--------------------------------------------------------------------------------
This certificate is issued subject to the provisions restricting transfers of the Auction Market Preferred Shares of Beneficial Interest, Series TH,
contained in the Second Amended and Restated Bylaws of PIMCO Corporate Opportunity Fund.
--------------------------------------------------------------------------------

                            AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES F

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
 1


                                                              CUSIP 72201B 60 6
THIS CERTIFICATE IS TRANSFERABLE                           SEE REVERSE SIDE FOR
IN BOSTON OR IN NEW YORK CITY                               CERTAIN DEFINITIONS


                        PIMCO CORPORATE OPPORTUNITY FUND
                                SHARE CERTIFICATE



     This certifies that Cede & Co. is the owner of four thousand five hundred and twenty (4,520) fully paid and non-assessable Auction Market Preferred Share(s) of Beneficial Interest, Series F, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Corporate Opportunity Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of September 13, 2002, establishing PIMCO Corporate Opportunity Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of PIMCO Corporate Opportunity Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
 Deutsche Bank Trust Company Americas
 (New York, New York)
 Transfer Agent and Registrar

BY:

______________________     _____________________    ____________________
Authorized Signature             Treasurer                President

--------------------------------------------------------------------------------
Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
--------------------------------------------------------------------------------

EXPLANATION OF ABBREVIATIONS

    The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation         Equivalent                                         Abbreviation               Equivalent
------------         ----------                                         ------------               ----------
JT TEN               As joint tenants, with rights of                   TEN IN COM                 As tenants in common
                     survivorship and not as tenants in common          TEN BY ENT                 As tenants by the entireties
                                                                        UNIF TRANSFERS MIN ACT     Uniform Transfers to Minors Act

Abbreviation         Equivalent                                         Abbreviation               Equivalent
------------         ----------                                         ------------               ----------
ADM                  Administrator(s)                                   FDN                        Foundation
                     Administratrix                                     PL                         Public Law
AGMT                 Agreement                                          TR                         (As) trustee(s) for, of
CUST                 Custodian for                                      UA                         Under Agreement
EST                  Estate, Of estate of                               UW                         Under will of, Of will of,
EX                   Executor(s), Executrix                                                        Under last will & testament
FBO                  For the benefit of

    Additional abbreviations may also be used though not in the above list.


                                    TRANSFER FORM
                                    -------------

     For value received, ________________ hereby sell, assign and transfer unto:
                              (I/We)

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________   ____________________________________________________________
                             Please Print or Typewrite Name and Address
                              (including postal Zip Code of Assignee)

________________________________________________________________________________

________________________________________________________________________________

     ________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________, _______
                                          Signature(s)______________________

Signature Guaranteed By                   (The signature of this assignment must
                                          correspond exactly with the name as
                                          written upon the face of this
                                          Certificate in every particular,
                                          without alteration or enlargement or
                                          any change whatsoever. If more than
                                          one owner, all must sign.)


_____________________________
(Signature must be guaranteed
by a commercial bank or trust
company or member firm of any
national stock exchange.)


                                    IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

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This certificate is issued subject to the provisions restricting transfers of the Auction Market Preferred Shares of Beneficial Interest, Series F, contained in the Second Amended and Restated Bylaws of PIMCO Corporate Opportunity Fund.
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